Akre Focus Fund
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 91.0%	Shares	Value
Capital Markets - 22.8%
Brookfield Corp. - Class A	17,311,000	$929,081,370
KKR & Co., Inc.	7,782,500	889,306,275
Moody's Corp.	1,982,500	898,310,400
		2,716,698,045

Financial Services - 21.1%
Mastercard, Inc. - Class A	2,575,500	1,411,528,530
Visa, Inc. - Class A	3,156,500	1,090,570,750
		2,502,099,280

Hotels, Restaurants & Leisure - 3.3%
Airbnb, Inc. - Class A (a)	3,255,674	396,931,774

Life Sciences Tools & Services - 2.9%
Danaher Corp.	1,750,000	348,827,500

Real Estate Management & Development - 5.2%
CoStar Group, Inc. (a)	8,337,746	618,410,621

Software - 27.3%(b)
CCC Intelligent Solutions Holdings, Inc. (a)	10,681,398	98,909,745
Constellation Software, Inc.	458,500	1,652,392,627
Roper Technologies, Inc.	1,402,250	785,372,180
Topicus.com, Inc. (a)	5,970,000	714,442,623
		3,251,117,175

Specialty Retail - 7.2%
O'Reilly Automotive, Inc. (a)	603,000	853,365,600

Textiles, Apparel & Luxury Goods - 1.2%
LVMH Moet Hennessy Louis Vuitton SE	269,846	149,148,509
TOTAL COMMON STOCKS (Cost $3,407,852,347)		10,836,598,504

REAL ESTATE INVESTMENT TRUSTS - 3.8%	Shares	Value
American Tower Corp.	1,999,000	450,594,590
TOTAL REAL ESTATE INVESTMENT TRUSTS		450,594,590
(Cost $153,450,197)

WARRANTS - 0.0%(c)	Contracts	Value
Software - 0.0%(c)
Constellation Software, Inc., Expires 03/31/2040, Exercise Price $0.00 (a)(d)	628,500	0
TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS - 94.8% (Cost $3,561,302,544)		11,287,193,094
Money Market Deposit Account - 4.4% (e)		525,784,054
Other Assets in Excess of Liabilities - 0.8%		90,214,923
TOTAL NET ASSETS - 100.0%		$11,903,192,071
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of April 30, 2025.

(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 4.11%.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Akre Focus Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$10,836,598,504	$–	$–	$10,836,598,504
Real Estate Investment Trusts	450,594,590	–	–	450,594,590
Warrants	–	–	0	0
Total Investments	$11,287,193,094	$–	$0	$11,287,193,094
As of April 30, 2025, the Fund held one level 3 security fair valued at $0. There were no purchases, sales or transfers of level 3 assets during the six months ended April 30, 2025.

Type of Security	Fair Value at April 30, 2025	Valuation Technique	Unobservable Input	Input Value
Warrants	$0	Fair Value	N/A	0.00%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.

Akre Capital Management, LLC (the "Adviser") as the Fund’s Valuation Designee under Rule 2a-5 under the 1940 Act, oversees valuation techniques.

Refer to the Schedule of Investments for further disaggregation of investment categories.